UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2007

FALCON RIDGE DEVELOPMENT, INC
(Exact name of registrant as specified in its charter)

NEVADA	0-28789	84-1461919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5111 Juan Tabo Boulevard N.E.
Albuquerque, New Mexico 87111
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (505) 856-6043

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events - Incorporation completed for Falcon Ridge Financial, LLC a wholly owned subsidiary of Falcon Ridge Development Inc.

Falcon Ridge Development, Inc. successfully organized Falcon Ridge Financial, LLC, as a wholly owned subsidiary-the company having received the registration documents from the New Mexico Corporation Commission. This is a milestone in the approval process. When the procedure is complete and licensing in place, the Company will have the capacity to originate, process and close real estate mortgages and loans. The Company is anticipating receipt of its New Mexico mortgage brokerage license in the near future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCON RIDGE DEVELOPMENT INC.

Date: April 19, 2007	By:	/s/ Fred Montano
Fred Montano, President